UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of principal executive offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	New York Stock Exchange
5.75% Tangible Equity Units	CFXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 19, 2021, Colfax Corporation (the “Company”) issued and sold 16,100,000 shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”), including 2,100,000 shares of Common Stock issued pursuant to the exercise in full by the Underwriters (as defined below) of their option to purchase additional shares of Common Stock, in a registered public offering pursuant to its Registration Statement on Form S-3 (File No. 333-253236) filed under the Securities Act of 1933, as amended, which Registration Statement became automatically effective upon filing on February 18, 2021. The Shares were sold pursuant to an Underwriting Agreement, dated March 16, 2021 (the “Underwriting Agreement”), among the Company and Goldman Sachs & Co. LLC and Evercore Group L.L.C., as representatives of the several underwriters named in Schedule 1 thereto (the “Underwriters”). The Company estimates that it will receive net proceeds from the offering of approximately $711.3 million, after deducting underwriting discounts and commissions and estimated expenses payable by the Company.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein. A copy of the opinion of Latham & Watkins LLP relating to the legality of the issuance and sale of the Shares is filed herewith as Exhibit 5.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 16, 2021, among Colfax Corporation, Goldman Sachs & Co. LLC and Evercore Group L.L.C.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2021

COLFAX CORPORATION

By:	/s/ Christopher M. Hix
Name:	Christopher M. Hix
Title:	Executive Vice President, Finance,
Chief Financial Officer
(Principal Financial Officer)